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              [Ryder Scott Company Petroleum Engineers letterhead]

                                                                    EXHIBIT 23.3

                         CONSENT OF RYDER SCOTT COMPANY

     We hereby consent to the references to our firm in the Prospectus constituting part of the Registration Statement on Form S-1 of Monterey Resources, Inc.

                                          /s/ RYDER SCOTT COMPANY
                                            PETROLEUM ENGINEERS

                                          --------------------------------------
                                          RYDER SCOTT COMPANY
                                          PETROLEUM ENGINEERS

Houston, Texas
September 17, 1996